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        CONSENT OF FREDERICK C. SUMMERS, III, A PROFESSIONAL CORPORATION

We consent to the inclusion in Exhibit 23j(2) of this amended registration statement on Form N-1A of our opinion dated October 29, 1999. We also consent to the reference to our firm in the prospectus.


                    /s/ Frederick C. Summers, III, A Professional Corporation



Dallas, Texas
October 29, 1999